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
[LOGO] EQUITABLE                                                                EQUITABLE ACCUMULATOR(SM) SELECT
Member of the Global AXA Group                                                    Combination Variable and Fixed Deferred Annuity
                                                                                  Enrollment Form under Group Annuity Contract
                                                                                  No. AC6725 (Non-Qualified), AC6727 (Qualified)
                                                                                  and Application for Individual Contract
THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
1290 Avenue of the Americas, New York, New York 10104                             FOR ASSISTANCE CALL (800) 789-7771
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-------------------------------------   |_| Non-Qualified (NQ)      |_| Rollover IRA       |_| Roth Conversion IRA
1.  TYPE OF CONTRACT                |   |_| Qualified Plan - Defined Contribution (DC) |_| Qualified Plan - Defined Benefit (DB)
    SUBJECT TO STATE AVAILABILITY   |   |_| ERISA Tax Sheltered Annuity (TSA)  |_| Non-ERISA Tax Sheltered Annuity (TSA)
-------------------------------------

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2.  OWNER FOR IRA CERTIFICATES/CONTRACTS, OWNER AND ANNUITANT MUST BE THE SAME PERSON |
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   |_| Individual          |_| Trustee (for an individual)        |_| Custodian*
   |_| Qualified Plan Trustee - DC (Forms No. 127692 and No. 127433 must be completed)
   |_| Qualified Plan Trustee - DB (Forms No. 127691 and No. 127433 must be completed)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name (First, Middle, Last)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Address (Street, City, State, Zip Code)

____________/____________/____________      __________--____________--______________  |_| Male      |_| Female
Date of Birth (Month/Day/Year)              Social Security No./TIN

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|           |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Home Phone Number                                                 Office Phone Number

* As Custodian under the ________ (state) Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA). Please
  note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the Estate of the Annuitant.

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3.  JOINT OWNER  (OPTIONAL FOR NQ CERTIFICATES/CONTRACTS.)                   |
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|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name (First, Middle, Last)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Address (Street, City, State, Zip Code)

____________/____________/____________      __________--____________--______________  |_| Male      |_| Female
Date of Birth (Month/Day/Year)              Social Security No./TIN

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|           |__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Home Phone Number                                                 Office Phone Number

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4.  ANNUITANT  IF OTHER THAN OWNER.                     |
--------------------------------------------------------

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Name (First, Middle, Last)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Address (Street, City, State, Zip Code)

|__|__|__|__|__|__|__|__|__|__|__|      |__|__|__|__|__|__|__|__|__|__|__|__|__|      |_| Male      |_| Female
Home Phone Number                       Office Phone Number

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|
Relationship to Owner

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5.  BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.      |
    IF ADDITIONAL SPACE IS NEEDED USE SECTION 12.                               |
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Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

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Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

CONTINGENT

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Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__    __|__|__
Name (First, Middle, Last)                                         Relationship to Annuitant                                     %

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REGULAR MAIL:  EQUITABLE ACCUMULATOR SELECT,                      EXPRESS MAIL:  EQUITABLE ACCUMULATOR SELECT,
P.O. Box 13014,                                                   c/o First Chicago National Processing Center,
Newark, N.J. 07188-0014                                           300 Harmon Meadow Boulevard, 3rd Floor, Attn:. Box 13014,
                                                                  Secaucus, N.J. 07094
No. 126737 (5/99)
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-----------------------------------------
6.  INITIAL CONTRIBUTION INFORMATION     |         TOTAL INITIAL CONTRIBUTION: $_______________________
-----------------------------------------                                             (minimum $25,000)

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7.  METHOD OF PAYMENT                                                   |
                                                                        |
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NQ:  |_| Check payable to Equitable Life    |_| Wire       |_| 1035 Exchange
QUALIFIED PLAN:  |_| Check payable to Equitable Life
ROLLOVER IRA:  |_| Direct rollover from qualified plan or TSA    |_| Direct transfer from other traditional IRA
                               |_|  Rollover from traditional IRA
ROTH CONVERSION IRA:  |_|  Conversion rollover from traditional IRA
                               |_| Rollover from Roth IRA
TSA:  |_| Direct 90-24 transfer from another carrier*   |_| Rollover by check**   |_| Direct rollover from another carrier*
 *   If this is an inbound direct transfer or direct rollover, you must also complete the TSA Transfer/Rollover Form (No. 127760).
**   If this is a rollover by check, your signature on this enrollment form/application certifies that this is an eligible rollover distribution from another TSA or 403(b) custodial account.

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8.  BASEBUILDER(R) GUARANTEE ELECTION YOU MUST ANSWER A AND B EVEN IF YOU DO NOT                       |
    ELECT BASEBUILDER.  PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING     |
--------------------------------------------------------------------------------------------------------

A.  Would you like to elect the baseBUILDER which includes a combined Guaranteed Minimum Income Benefit and
    Guaranteed Minimum Death Benefit?      |_| Yes      |_| No
B.  Which Guaranteed Minimum Death Benefit would you like to elect?
    |_| 5% Roll Up to Age 80           |_| Annual Ratchet to Age 80

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9.  SYSTEMATIC WITHDRAWALS (OPTIONAL) NOT AVAILABLE FOR TSA CERTIFICATES/CONTRACTS.
    FOR IRA CERTIFICATES/CONTRACTS, AVAILABLE ONLY IF YOU ARE AGE 59   TO 70   . OTHER WITHDRAWAL OPTIONS |
    ARE AVAILABLE FOR IRA AND TSA CERTIFICATES/CONTRACTS.                                                 |
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FREQUENCY:      |_| Monthly       |_| Quarterly       |_| Annually     Start Date: ________________ (Month, Day)

AMOUNT OF WITHDRAWAL:  $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION  (Please refer to enrollment form/application instructions before completing)
A.   |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   |_| I want to have Federal income tax withheld from each payment.

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10. SUCCESSOR OWNER  (OPTIONAL FOR NQ CERTIFICATES/CONTRACTS.)                 |
    AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS.           |
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|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__      ____________/____________/____________  |_| Male  |_| Female
Name (First, Middle, Last)                                           Date of Birth (Month/Day/Year)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|               _______--________--_______
Address (Street, City, State, Zip Code)                                                       Social Security No./TIN

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11.  SUITABILITY  |
------------------

A.  Did you receive the EQUITABLE ACCUMULATOR SELECT prospectus?              |_| Yes    |_| No

-----------------------------------------------------------------------    --------------------------------------------------------
Date of Prospectus                                                         Date(s) of any Supplement(s) to Prospectus

B.   Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract
     applied for will be issued?     |_|Yes     |_| No    If Yes, complete the following:

---------------------------    --------------------------------    -------------------------------  -------------------------------
Year Issued                    Type of Plan                        Company                           Certificate/Contract Number

C.  National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)

-----------------------------------------------------------------------------   ---------------------------------------------------
Employer's Name & Address                                                       Owner's Occupation

--------------------------------------------                                    -----------------------------------
Estimated Annual Family Income                                                  Estimated Net Worth

Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth   |_| Aggressive Growth   |_| Safety of Principal
Is Owner or Annuitant associated with or employed by a member of the NASD?            |_| Yes  |_| No

---------------------------------
12. SPECIAL INSTRUCTIONS        |
---------------------------------

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No. 126737 (5/99)                                                                                          ACCUMULATOR SELECT page 2
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13. ALLOCATION AMONG INVESTMENT OPTIONS CHOOSE A, B OR C.                        |
    PLEASE REFER TO ENROLLMENT FORM/APPLICATION INSTRUCTIONS BEFORE COMPLETING.  |
---------------------------------------------------------------------------------

                                                   (1) FIXED MATURITY OPTIONS
=========================================           ----------------------
| A. |_| SELF-DIRECTED ALLOCATION       |     (105) February 15, 2000........ ____________%
| Allocate initial contribution between |     (106) February 15, 2001........ ____________%
| "(1) FIXED MATURITY                   |     (107) February 15, 2002........ ____________%
| OPTIONS" and "(2) VARIABLE            |     (108) February 15, 2003........ ____________%
| INVESTMENT OPTIONS." The              |     (109) February 15, 2004........ ____________%
| total of (1) and (2) must equal 100%. |     (110) February 15, 2005........ ____________%
=========================================     (111) February 15, 2006........ ____________%
                                              (112) February 15, 2007........ ____________%
=========================================     (113) February 15, 2008........ ____________%
| B. |_| PRINCIPAL ASSURANCE            |     (114) February 15, 2009........ ____________%
| Under Principal Assurance, an         |
| amount is allocated to a fixed        |                                                       SUBTOTAL......... ____________%(1)
| maturity option so that its maturity  |     (2) VARIABLE INVESTMENT OPTIONS
| value will equal the initial          |         ---------------------------
| contribution in the year selected.    |     (606) Alliance Aggressive Stock..................
|                                       |     (604) Alliance Common Stock......................
|                                       |     (601) Alliance Conservative Investors............ ____________%
| SELECT MATURITY YEAR:                 |     (605) Alliance Global............................ ____________%
| |_| 2006 |_| 2007 |_| 2008 |_| 2009   |     (603) Alliance Growth & Income................... ____________%
|                                       |     (602) Alliance Growth Investors.................. ____________%
|                                       |     (610) Alliance High Yield........................ ____________%
| Allocate the remaining amount of      |     (608) Alliance Intermediate Gov't. Securities.... ____________%
| the initial contribution only to      |     (609) Alliance International..................... ____________%
| "(2) VARIABLE INVESTMENT              |     (607) Alliance Money Market...................... ____________%
| OPTIONS." The total percentage        |     (612) Alliance Small Cap Growth.................. ____________%
  must equal 100%.                      |
=========================================     (633) EQ/Alliance Premier Growth................. ____________%
=========================================     (613) BT Equity 500 Index........................ ____________%
| C. |_| SPECIAL DOLLAR COST            |     (614) BT International Equity Index.............. ____________%
|          AVERAGING                    |     (615) BT Small Company Index..................... ____________%
| The initial contribution is allocated |     (635) Capital Guardian Research.................. ____________%
| to the Alliance Money Market option.  |     (636) Capital Guardian U.S. Equity............... ____________%
| Thereafter, amounts are transferred   |     (626) EQ/Evergreen............................... ____________%
| monthly over a twelve month period    |     (627) EQ/Evergreen Foundation.................... ____________%
| to the other variable investment      |     (619) MFS Emerging Growth Companies.............. ____________%
| options you have selected.            |     (628) MFS Growth with Income..................... ____________%
|                                       |     (618) MFS Research............................... ____________%
| The total percentage must equal       |     (620) Merrill Lynch Basic Value Equity........... ____________%
| 100%.                                 |     (621) Merrill Lynch World Strategy............... ____________%
|                                       |     (622) Morgan Stanley Emerging Markets Equity..... ____________%
========================================      (617) EQ/Putnam Balanced......................... ____________%
                                              (616) EQ/Putnam Growth & Income Value............ ____________%
                                              (623) T. Rowe Price Equity Income................ ____________%
                                              (624) T. Rowe Price International Stock.......... ____________%
                                              (625) Warburg Pincus Small Company Value.........

                                                                                                ____________%

                                                                                                ____________%
                                                                                                ____________%
                                                                                                SUBTOTAL....... ____________%(2)
                                                                                                   TOTAL.......     100%



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   | |_| REBALANCING  Your value in the variable investment options will be periodically re-adjusted according to the          |
   | allocation percentages you indicate above. SELECT REBALANCING FREQUENCY: |_| Quarterly |_| Semi-Annually |_| Annually     |
   | *This program may not be elected if you choose Special Dollar Cost Averaging.                                             |
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No. 12637 (5/99)                                                                                           ACCUMULATOR SELECT page 3
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14. AGREEMENT     |
-------------------

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the value attributable to allocations to the variable investment options and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand my market adjusted amount may increase or decrease in accordance with a market value adjustment until the Expiration Date. If I have elected baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my account value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.


X
--------------------------------   ------------   -----------------------------
Proposed Annuitant's Signature     Date           Signed at: City, State

X
--------------------------------   ------------   -----------------------------
Proposed Owner's Signature         Date           Signed at: City, State
(If other than Annuitant)

X
--------------------------------   ------------   -----------------------------
Proposed Joint Owner's Signature   Date           Signed at: City, State
(If other than Annuitant)


     (OREGON AND VIRGINIA RESIDENTS READ AND SIGN ABOVE, ALL OTHER RESIDENTS
                     READ ABOVE AND BELOW AND SIGN BELOW.)

ARKANSAS/KENTUCKY/NEW MEXICO: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR REGISTERED REPRESENTATIVE OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACT OWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES INCORPORATED (EQ). AXA-UAP, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

MAINE: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES OR A DENIAL OF INSURANCE BENEFITS.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

OHIO: ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN ENROLLMENT FORM OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.


X
--------------------------------   ------------   -----------------------------
Proposed Annuitant's Signature     Date           Signed at: City, State

X
--------------------------------   ------------   -----------------------------
Proposed Owner's Signature         Date           Signed at: City, State
(If other than Annuitant)

X
--------------------------------   ------------   -----------------------------
Proposed Joint Owner's Signature   Date           Signed at: City, State
(If other than Annuitant)

Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract applied for will be issued on the life of the
annuitant?           |_| Yes   |_| No

Florida License ID No(s). ________________________________________


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     Agent Signature                         Print Name & No. of Agent

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     Agent Soc. Sec. No.       Phone No./Fax No.     Agency Code          %

2)   ---------------------------------------------------------------------------
     Agent Signature                         Print Name & No. of Agent

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     Agent Soc. Sec. No.       Phone No./Fax No.     Agency Code          %



No. 126737 (5/99)                                      ACCUMULATOR SELECT page 4